SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant                                       [X]
Filed by a Party other than the Registrant                    [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or 240.14a-12

                                 REMOTEMDX, INC.
.................................................................................
                  (Name of Registrant as Specified in Charter)

.................................................................................
     (Name of Person(s) Filing Proxy Statement If Other Than The Registrant)

Payment of Filing Fee (Check the appropriate box):

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        or Item 22(a)(2) of Schedule 14A.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)       Title of each class of securities to which transaction applies:
.................................................................................
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.................................................................................
3)       Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
.................................................................................
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.................................................................................
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.................................................................................

[ ]     Fee paid previously with preliminary materials

[ ]     Check box if any part of the fee is offset as provided by Exchange
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        statement number, or the For of Schedule and the date of its filing.

1)       Amount Previously Paid:................................................
2)       Form, Schedule or Registration Statement No............................
3)       Filing Party:..........................................................
4)       Date Filed:............................................................

                                 [LOGO OMITTED]


                              5095 West 2100 South
                           Salt Lake City, Utah 84120
                                 (801) 908-7766

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 19, 2004

Dear Shareholder:

         You are invited to attend the Annual Meeting of Shareholders of RemoteMDx, Inc., to be held at RemoteMDx, Inc. Sales Office, 1401 North Highway 89, Suite 220, Farmington, Utah 84025 on Wednesday, May 19, 2004 at 10:00 a.m., Mountain Time, for the following purposes:

     o To elect four directors to serve for one year each, until the next Annual Meeting of Shareholders and until a successor is elected and shall qualify;

     o To ratify the selection of Tanner + Co., LLP as the Company's independent auditors;

     o To approve an amendment to the Articles of Incorporation increasing the number of shares authorized to be issued by the Company;

     o    To approve the adoption of the RemoteMDx  2004 Stock  Incentive  Plan;
          and

     o To consider and act upon any other matters that properly may come before the meeting or at any postponement or adjournment thereof.

         Only record holders of the common stock and the Series B Preferred Stock of RemoteMDx at the close of business on March 29, 2004, have the right to receive notice of, and to vote at, the Annual Meeting of Shareholders and any adjournment thereof. A list of shareholders entitled to receive notice and to vote at the meeting will be available for examination by a shareholder for any purpose germane to the meeting during ordinary business hours at the offices of RemoteMDx at 5095 West 2100 South, Salt Lake City, Utah, during the 10 days prior to the meeting.

         Your vote is important. Whether or not you are able to attend the Annual Meeting, we urge you to sign and date the enclosed proxy card and to return it promptly in the enclosed envelope. If you do attend the Annual Meeting, you may withdraw your prior vote or proxy and vote personally on any matters brought properly before the meeting. RemoteMDx will pay all expenses of the meeting, including the cost of printing and mailing the proxy statement and other materials and the solicitation process.

                             By Order of the Board of Directors,

                             /s/ Michael G. Acton
                             -----------------------------------
                             Michael G. Acton, Corporate Secretary

Salt Lake City, Utah
April 5, 2004

                                 REMOTEMDx, INC.
                         ANNUAL MEETING OF SHAREHOLDERS
                                 PROXY STATEMENT

                                TABLE OF CONTENTS


NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT                1
QUESTIONS AND ANSWERS                                                       3
PROPOSAL #1: ELECTION OF DIRECTORS                                          5
PROPOSAL #2: RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS              6
--Independence                                                              7
--Financial Statements and Reports                                          7
--Services                                                                  7
PROPOSAL #3: AMENDMENT TO ARTICLES OF INCORPORATION INCREASING
        AUTHORIZED CAPITAL                                                  7
PROPOSAL #4: ADOPTION OF REMOTEMDX 2004 STOCK INCENTIVE PLAN                9
INFORMATION CONCERNING REMOTEMDX, INC.                                     13
BOARD OF DIRECTORS
--Committees of the Board of Directors                                     13
--Audit Committee Financial Expert                                         13
--Remuneration                                                             13
--Director Independence                                                    13
--Shareholder Communications with Directors                                13
REPORT OF THE AUDIT COMMITTEE                                              14
EXECUTIVE OFFICERS                                                         14
COMMON STOCK OWNERSHIP                                                     16
COMPENSATION OF EXECUTIVE OFFICERS                                         18
--Summary Compensation Table                                               18
--Employment Agreements                                                    19
--Stock Option Grants in Fiscal Year 2003                                  19
--Stock Options Outstanding and Options Exercised in Fiscal Year 2003      19
COMPENSATION PLANS                                                         19
COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT                          20
STOCK PERFORMANCE GRAPH                                                    20
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS                             21
OTHER MATTERS                                                              22
ANNUAL REPORT                                                              23
FURTHER INFORMATION                                                        23

                                 [LOGO OMITTED]


                                 PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 19, 2004

         The Board of Directors of RemoteMDx, Inc. ("RemoteMDx") is soliciting proxies to be used at the 2003 Annual Meeting of Shareholders ("Annual Meeting"). Distribution of this Proxy Statement and proxy form is scheduled to begin on or about April 5, 2004. The mailing address of RemoteMDx's principal executive offices is 5095 West 2100 South, Salt Lake City, Utah 84120.

                              QUESTIONS AND ANSWERS

         Why did I receive this Proxy Statement? We have sent you the Notice of Annual Meeting of Shareholders and this Proxy Statement and the enclosed proxy or voting instruction card because the RemoteMDx Board of Directors is soliciting your proxy to vote at our Annual Meeting on May 19, 2004. The Proxy Statement contains information about matters to be voted on at the Annual Meeting.
         Who is entitled to vote? You may vote if you owned common stock or shares of Series B preferred stock as of the close of business on March 29, 2004. On March 29, 2004, there were 27,780,324 shares of our common stock and 1,835,824 shares of Series B preferred stock outstanding and entitled to vote at the Annual Meeting.
         How many votes do I have? Each share of common stock and each share of Series B preferred stock that you own at the close of business on March 29, 2004 entitles you to one vote.
         What am I voting on?  You will be voting on proposals to:

     o    Elect four directors;

     o Ratify the selection of Tanner + Co., LLP ("Tanner + Co.") as our independent auditors;

     o Approve an amendment to the Company's Articles of Incorporation (the "Articles of Incorporation") increasing the number of shares of stock the Company may issue;

     o Approve and ratify the adoption of the RemoteMDx 2004 Stock Incentive Plan ("2004 Stock Plan"); and o Transact any other business which may properly come before the Annual Meeting.

         How do I vote?  You can vote in the following ways:

     o By Mail: If you are a holder of record, you can vote by marking, dating and signing your proxy card and returning it by mail in the enclosed postage-paid envelope. If you hold your shares in street name, please complete and mail the voting instruction card.

     o At the Annual Meeting: If you are planning to attend the Annual Meeting and wish to vote your shares in person, we will give you a ballot at the meeting. If your shares are held in street name, you need to bring an account statement or letter from your broker, bank or other nominee indicating that you are the beneficial owner of the shares on March 29, 2004, the record date for voting. Even if you plan to be present at the meeting, we encourage you to complete and mail the enclosed card to vote your shares by proxy.

         What if I return my proxy or voting instruction card but do not mark it to show how I am voting? Your shares will be voted according to the instructions you have indicated on your proxy or voting instruction card. You can specify whether your shares should be voted for all, some or none of the nominees for director. You can also specify whether you approve, disapprove or abstain from the other proposals. If no direction is indicated, your shares will be voted FOR the election of the nominees for director, FOR the ratification of the selection of Tanner + Co. as our independent auditors, FOR the adoption of the 2004 Stock Plan, and, with respect to any other matter that may properly come before the Annual Meeting, at the discretion of the proxy holders.

         May I change my vote after I return my proxy card or voting instruction card? You may revoke your proxy or change your vote at any time before it is exercised in one of three ways: o Notify our Corporate Secretary in writing before the Annual Meeting that you are revoking your proxy; o Submit another proxy card (or voting instruction card if you hold your shares in street name) with a later date; or o Vote in person on Wednesday, May 19, 2004 at the Annual Meeting.

         What does it mean if I receive more than one proxy or voting instruction card? It means that you have multiple accounts at the transfer agent and/or with banks and stockbrokers. Please vote all of your shares by returning all proxy and voting instruction cards you receive.

         What constitutes a quorum? A quorum must be present to properly convene the Annual Meeting. The presence, in person or by proxy, of the holders of a majority of the outstanding shares entitled to vote at the Annual Meeting constitutes a quorum. You will be considered part of the quorum if you return a signed and dated proxy or voting instruction card or if you attend the Annual Meeting. Abstentions and broker non-votes are counted as shares present at the meeting for purposes of determining whether a quorum of common stock shareholders exists but not as shares cast for any proposal. Because abstentions and broker non-votes are not treated as shares cast, they would have no impact on Proposals 1 or 2. A majority of the issued and outstanding Series B preferred stock must be present in person or by proxy in order for a quorum to be present for purposes of Proposal 3.

         What vote is required in order to approve each proposal? The required vote is as follows:

     o Election of Directors: The election of the nominees requires the affirmative vote of a plurality of the shares cast at the Annual Meeting. This means that a nominee receiving more "FOR" votes than "AGAINST" votes will be approved. If you do not want to vote your shares for a particular nominee, you may indicate that in the space provided on the proxy card or the voting instruction card. In the unanticipated event that any of the nominees is unable or declines to serve, the proxy will be voted for another person as shall be designated by the Board of Directors to replace the nominee, or in lieu thereof, the Board may reduce the number of directors.

     o Ratification of Selection of Independent Auditors: Ratification of the selection of Tanner + Co. as our independent auditors requires the affirmative vote of a majority of the shares cast at the Annual Meeting. If the shareholders do not ratify the appointment of Tanner + Co., the Audit Committee may reconsider the appointment.

     o Approval of Amendment to Articles of Incorporation Increasing the Authorized Capital of the Company (the "Amended Articles"): Amendment of the Articles of Incorporation requires the affirmative vote of a majority of the voting stock of the Company. The measure will not pass unless affirmed by a vote of a majority of all outstanding voting securities (the common stock and the Series B preferred stock) combined. We have no current understanding, arrangement, or agreement, written or oral, to issue stock for any purpose.

     o Approval of the 2004 Stock Plan: Approval of the adoption of the plan requires the affirmative vote of a majority of the shares cast at the Annual Meeting.

         How will voting on any other business be conducted? We do not know of any business or proposals to be considered at the Annual Meeting other than those described in this Proxy Statement. If any other business is proposed and we decide to allow it to be presented at the Annual Meeting, the proxies received from our shareholders give the proxy holders the authority to vote on the matter according to their best judgment.

         Who will count the votes? Representatives of RemoteMDx will act as the inspectors of election and will tabulate the votes cast at the Annual Meeting and received by proxy.

         Who pays to prepare, mail and solicit the proxies? We will pay all of the costs of soliciting proxies. We will ask banks, brokers and other nominees and fiduciaries to forward the proxy materials to the beneficial owners of our common stock and to obtain the authority of executed proxies. We will reimburse them for their reasonable expenses.

         How do I submit a shareholder proposal for next year's Annual Meeting? Any shareholder who intends to present a proposal at the 2005 Annual Meeting of Shareholders must deliver the proposal to the Corporate Secretary, c/o RemoteMDx, Inc., 5095 West 2100 South, Salt Lake City, Utah 84120, not later than February 15, 2005, if the proposal is submitted for inclusion in our proxy materials for that meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934.

         Who should I call if I have questions? If you have questions about the proposals or the Annual Meeting, you may call Michael G. Acton, CFO and Secretary, at (801) 908-7766.

                       PROPOSAL #1 - ELECTION OF DIRECTORS


         Our Bylaws provide that the shareholders or the Board of Directors shall determine the number of directors from time to time, but that there shall be no less than three. The Board of Directors currently has five members. Four of these directors will stand for re-election at the Annual Meeting. Mr. Kirton, who has served as a member of the Board of Directors since 1998, will not stand for election at this meeting. The remaining Board members following the Annual Meeting will fill the vacancy created by Mr. Kirton's resignation from the Board. It is anticipated that the newly appointed director filling the vacancy created by Mr. Kirton's decision not to continue on the Board will be an independent director, as that term is defined by the current rules of the American Stock Exchange. As a result, following the appointment of a new director a majority of the members of our Board will be independent in compliance with recently enacted corporate governance laws and the listing requirements of the American Stock Exchange. Mr. Kirton will continue to serve as a full-time executive officer of the Company following the Annual Meeting.


         Each director elected at the Annual Meeting will hold office until the Annual Meeting in 2005, until a successor is elected and qualified, or until the director resigns, is removed or becomes disqualified. The Board of Directors has no reason to believe that any of the nominees for director will be unwilling or unable to serve if elected. These nominees have been selected by the Board of Directors; the Board has no nominating committee. If due to unforeseen circumstances a nominee should become unavailable for election, the Board may either reduce the number of directors or substitute another person for the nominee in which event your shares will be voted for that other person.


         We will vote your shares as you specify in your proxy. If you sign, date and return your proxy but do not specify how you want your shares voted, we will vote them FOR the election of each of the nominees listed below.


Recommendation


         The Board of Directors unanimously recommends a vote FOR each director nominee.


Director Nominees


     The nominees to the Board of Directors in 2004 are Robert E. Childers, James J. Dalton, David G. Derrick, and Peter McCall. All of the nominees currently serve as members of the Board of Directors. The following information is furnished with respect to these nominees as of March 1, 2004.

Robert E. Childers - Director


         Mr. Childers joined our board in July 2001. He is Chief Executive Officer of Structures Resources Inc. and has more than 30 years of business experience in construction and real estate development. Mr. Childers has served or is currently serving as General Partner in 16 Public Limited Partnerships in the Middle Atlantic States. Partners include First Union Bank, and Fannie Mae. In 1972, Mr. Childers founded Structures Resources Inc. a design build construction firm, and has been president of that company for 28 years. Structures Resources has successfully completed over 300 projects, (offices, hotels, apartments, and shopping centers) from New York to North Carolina. Recently Mr. Childers has been a partner for various projects in Baltimore and Philadelphia. He is a co-founder of Life Science Group, a boutique biotech investment-banking firm. Mr. Childers was also the founding President of Associated Building Contractors for the State of West Virginia and served as a director of The Twentieth Street Bank until its merger with City Holding Bank. He is a former naval officer serving in Atlantic Fleet submarines. Mr. Childers is a member of the Audit Committee of the board of directors.


James J. Dalton - President and Vice Chairman


         Mr. Dalton joined us as a director in 2001. He was named President of the Company in August 2003. From 1987 to 1997, Dalton was the owner and President of Dalton Development, a real estate development company. He served as the President and coordinated the development of The Pinnacle, an 86-unit condominium project located at Deer Valley Resort in Park City, Utah. Mr. Dalton also served as the President and equity owner of Club Rio Mar in Puerto Rico, a 680-acre beach front property that includes 500 condominiums, beach club, numerous restaurants, pools and a Fazio-designed golf course. He was also a founder and owner of the Deer Valley Club, where he oversaw the development of a high-end, world-class ski project that includes 25 condominiums with a "ski-in and ski-out" feature. From 1996 to 2000, Dalton served as an officer and director of Biomune Systems, Inc. Prior to joining us and following his resignation from Biomune Systems, Dalton managed his personal investments.


David D. Derrick - CEO and Chairman


         Mr. Derrick has been our CEO and Chairman since February 2001. Previously he served as CEO and Chairman of the Board of Directors of Biomune Systems Inc. between 1989 and 1998. From 1996 to 1999, Derrick was Chairman of the Board of Directors of Purizer Corporation; during 2000 he served as a director of Purizer Corporation. From 1979 to 1982, Derrick was a faculty member at the University of Utah College of Business. Mr. Derrick graduated from the University of Utah with a Bachelor of Arts degree in Economics in 1975 and a Masters in Business Administration degree with an emphasis in Finance in 1976. Mr. Derrick has been a principal financier and driving force in many new businesses. During the early 1980's he helped create the community of Deer Valley, an exclusive ski resort outside of Park City, Utah. In 1985 he founded and funded a company that pioneered the Smart Home concept - the computerized home. The company is known as Vantage Systems and is today a leader in this field.


Peter McCall - Director


         Mr. McCall joined our board of directors in July 2001. From 1998 to 2002, Mr. McCall was Vice President for General Electric Capital Corp. where he was responsible for whole loan mortgages and private label pass-through. From 1988 to 1998, he served as a Vice President of Financial Security Assurance, and Managing Director of the residential mortgage purchase program for Nomura Securities International. Mr. McCall is currently the owner of McCall Inc., a privately held company that focuses on investments in start up companies. Mr. McCall is a member of the Audit Committee of the board of directors.


         PROPOSAL #2 - RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS


         The Audit Committee of the Board of Directors has selected Tanner + Co. as the independent public accountants to audit the financial statements of RemoteMDx and its subsidiaries for the fiscal year ending September 30, 2004. The Board is submitting the appointment of that firm for ratification of the shareholders at the Annual Meeting.

         Tanner + Co. has served as the Company's independent public accountants since the fiscal year ended September 30, 2002 and audited the financial statements of the Company for the years ended September 30, 2002 and 2003.


         While ratification of the selection of accountants by the shareholders is not required and is not binding upon the Audit Committee or the Company, in the event of a negative vote on such ratification, the Audit Committee might choose to reconsider its selection.


Independence


         Tanner + Co. has advised us that it has no direct or indirect financial interest in RemoteMDx or any of its subsidiaries, and that it has had, during the last three years, no connection with RemoteMDx or any of its subsidiaries other than as independent auditors and certain other activities as described below.


Financial Statements and Reports


         The financial statements of RemoteMDx for the year ended September 30, 2003, and report of the auditors will be presented at the Annual Meeting. Tanner + Co. will have a representative present at the meeting who will have an opportunity to make a statement if he or she so desires and to respond to appropriate questions from shareholders.


Services


         For the years ended September 30, 2002 and 2003, Tanner + Co., LLP provided audit and other services for the Company. The following summarizes those services and the amounts paid by the Company to Tanner + Co. in connection with the services.


Audit Services


         Audit services consist of the audit of the annual consolidated financial statements of the Company, review of the quarterly financial statements, stand-alone audits of subsidiaries, accounting consultations and consents and other services related to SEC filings and registration statements filed by the Company and its subsidiaries and other pertinent matters. Audit fees paid to Tanner + Co. for fiscal years 2003 and 2002 totaled $76,000 and $115,000, respectively.


Tax Services


         Tanner + Company did not provide any consulting services to the Company in fiscal years 2002 and 2003, including tax consultation and related services, nor did Tanner + Company perform any financial information systems design and implementation services for the Company in either period. Non-audit-related services consist primarily of tax consultation and related services.


         The Audit Committee of the Board of Directors considered and authorized all services provided by Tanner + Company and considered that the provision of non-audit services was compatible with maintaining auditor independence.


Recommendation


         The Board of Directors unanimously recommends a vote "FOR" Proposal #2.


          PROPOSAL #3 - AMENDMENT OF THE COMPANY'S ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED CAPITAL OF THE COMPANY TO INCLUDE 100,000,000 SHARES OF COMMON STOCK, PAR VALUE $.0001 PER SHARE.


         The first paragraph of Article III of the Company's Articles of Incorporation, as amended to date, reads as follows:


         The Corporation is authorized to issue two classes of shares to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares of Common Stock authorized to be issued is fifty million (50,000,000) and the total number of shares of Preferred Stock authorized to be issued is ten million (10,000,000). The Common Stock and the Preferred Stock shall each have a par value of $0.0001 per share.


         The Company's Board of Directors has approved and recommends to the shareholders the adoption of an amendment to this paragraph of Article III of the Articles of Incorporation that would increase the number of shares of common stock that the Company is authorized to issue from 50,000,000 shares to 100,000,000 shares. The authorized number of shares of preferred stock would not be changed. This paragraph of Article III, as amended, would read as follows:


         The Corporation is authorized to issue two classes of shares to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares of Common Stock authorized to be issued is one hundred million (100,000,000) and the total number of shares of Preferred Stock authorized to be issued is ten million (10,000,000). The Common Stock and the Preferred Stock shall each have a par value of $0.0001 per share.


         Only the number of shares of common stock issuable by the Company would be affected by this amendment. Except for this change, the proposed amendment would not affect any other provision of the Articles of Incorporation as previously amended. The text of the Restated Articles of Incorporation, containing all amendments adopted to date, including the proposed amendment to
Article III is attached to this Proxy Statement as Appendix A and is incorporated herein by reference. We have no current understanding, arrangement or agreement, oral or written, to issue stock for any purpose.


Background of the Proposed Amendment


         As of the Record Date, there were 27,780,324 shares of the Company's common stock issued and outstanding. As of the Record Date, there were 5,600,888 shares of common stock reserved for issuance pursuant to presently issued and outstanding options, warrants and similar rights, including shares that have been set aside for issuance under the Company's existing incentive stock option plans. There were also 8,839,307 shares of common stock reserved for issuance upon conversion of the outstanding Series A preferred stock and 1,835,824 shares reserved for issuance upon conversion of the outstanding Series B preferred stock. The Company has also issued convertible debentures payable in February 2006 convertible into 308,822 shares of common stock (assuming a $3.00 conversion price). Thus, as of the Record Date, assuming full exercise of all outstanding options and warrants and the conversion of all outstanding preferred stock, the Company had 44,365,165 shares of common stock equivalents outstanding.


         Management believes that the proposed amendment would benefit the Company by allowing the Board of Directors to issue additional equity securities to raise additional capital, to pursue strategic investment and technology partners, to facilitate possible future acquisitions and to provide stock-related employee benefits. To date, the Company's primary source of financing has been private sales of common stock or other equity or debt securities convertible into common stock. To facilitate such financing transactions, the authorized capital of the Company will need to be increased pursuant to a shareholder-approved amendment to the certificate of incorporation.


         For these reasons, the Company's Board of Directors is seeking shareholder approval of the proposed amendment.


         If the proposed amendment is approved at the Annual Meeting, generally, no shareholder approval would be necessary for the issuance of all or any portion of the additional shares of common stock unless required by law or any rules or regulations to which the Company is subject.


         Depending upon the consideration per share received by the Company for any subsequent issuance of common stock, such issuance could have a dilutive effect on those shareholders who previously paid a higher consideration per share for their stock. Also, future issuances of common stock will increase the number of outstanding shares, thereby decreasing the percentage ownership in the Company (for voting, distributions and all other purposes) represented by existing shares of common stock. The availability for issuance of the additional shares of common stock may be viewed as having the effect of discouraging an unsolicited attempt by another person or entity to acquire control of the Company. Although the Board of Directors has no present intention of doing so, the Company's authorized but unissued common stock could be issued in one or more transactions that would make a takeover of the Company more difficult or costly, and therefore less likely. The Company is not aware of any person or entity who is seeking to acquire control of the Company. Holders of common stock do not have any preemptive rights to acquire any additional securities issued by the Company.


         If the shareholders do not approve the proposed amendment, the Company will be precluded from raising additional equity capital, pursuing strategic partnership arrangements and acquisitions, or other similar transactions in which the Company is required to issue shares of common stock. In such event, the Company's operations and financial condition will be materially and adversely affected because the Company presently does not have sufficient cash reserves or revenues from operations to pay its operating expenses. Moreover, even if the Company were to negotiate additional merger, acquisition, or other transactions on terms acceptable to the Company, the Company likely would not be able to complete such transactions without an increase in authorized capital.


         Adoption of the proposal to approve the proposed amendment requires the affirmative vote either by proxy or in person at the Annual Meeting of the holders of a majority of the outstanding shares of common stock entitled to vote thereon. If approved by the shareholders, the proposed amendment would become effective upon the filing with the Division of Corporations and Commercial Code, Department of Commerce, of the State of Utah of the Restated Articles of Incorporation setting forth such increase.


Recommendation


         The Board of Directors unanimously recommends a vote "FOR" Proposal #3.


             PROPOSAL #4 - ADOPTION OF THE 2004 STOCK INCENTIVE PLAN


         On February 17, 2004, the Board of Directors approved the 2004 Stock Incentive Plan. The Board has proposed the approval of the plan for a vote by our shareholders. The following is a summary of the material terms of the 2004 Stock Incentive Plan. Because this is a summary it does not contain all of the provisions of the plan that may be of importance to you. You should read the plan carefully. A copy of the 2004 Stock Incentive Plan is attached to this Proxy Statement as Appendix B. We have reserved 6,000,000 shares of common stock for issuance under the 2004 Stock Incentive Plan.


General


         The 2004 Stock Incentive Plan provides for the grant of restricted stock awards, as well as incentive stock options and nonqualified stock options to employees, directors and consultants of RemoteMDx and its subsidiaries. Incentive stock options granted under the 2004 Stock Incentive Plan are intended to qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Nonqualified stock options granted under the 2004 Stock Incentive Plan are not intended to qualify as incentive stock options under the Code. See "Federal Income Tax Information" for a discussion of the tax treatment of awards granted under the plan.


         No grants have been made under the plan as of the date of this Proxy Statement.


Purpose


         The 2004 Stock Incentive Plan is intended to encourage employees and directors of RemoteMDx to acquire equity interests in RemoteMDx and to provide a means whereby these persons may develop a sense of proprietorship and personal involvement in the financial success of RemoteMDx, thereby encouraging them to devote their best efforts to the business of RemoteMDx. The 2004 Stock Incentive Plan also is intended to enhance the ability of RemoteMDx to attract and retain the services of individuals who are essential for the progress, growth and profitability of RemoteMDx. All of the employees and directors of RemoteMDx and its subsidiaries are eligible to participate in the 2004 Stock Incentive Plan, with awards made at the discretion of the Board of Directors, which currently administers the 2004 Stock Incentive Plan.


Administration


         The Board of Directors administers the 2004 Stock Incentive Plan. Subject to the provisions of the 2004 Stock Incentive Plan, the Board of Directors has the power to construe and interpret the 2004 Stock Incentive Plan and to determine the persons to whom and the dates on which awards will be granted, the number of shares of common stock to be subject to each award, the time or times during the term of each award within which all or a portion of such award may become vested and be exercised, the exercise price, the type of consideration allowable as payment (where there is a purchase price for the award) and other terms of the award.


         The Board of Directors may delegate administration of the 2004 Stock Incentive Plan to a committee composed of not fewer than two members of the Board. The committee will consist of at least two or more outside directors, as that term is defined in Section 162(m) of the Code and the regulations thereunder, who are also non-employee directors, as that term is defined in Rule 16b-3 of the Exchange Act. As used in this discussion of the 2004 Stock Incentive Plan, the Board refers to any committee of the Board so appointed as well as to the Board itself.


Stock Subject to Awards

         A total of 6,000,000 shares of common stock is reserved for issuance under the 2004 Stock Incentive Plan. If awards granted under the 2004 Stock Incentive Plan expire or otherwise terminate without being exercised, the shares of common stock not acquired pursuant to those awards again become available for issuance under the 2004 Stock Incentive Plan.


Eligibility


         Employees (including officers), directors and consultants of RemoteMDx and its subsidiaries are eligible to receive awards, except that only employees are eligible to receive incentive stock options. The 2004 Stock Incentive Plan limits the value of incentive stock options that may be granted to a person during any calendar year under the 2004 Stock Incentive Plan, consistent with the requirements of the Code applicable to incentive stock options. In addition, awards granted in connection with promotions or other incentives related to performance of the employee under the 2004 Stock Incentive Plan are subject to limitations imposed by Section 162(m) of the Code.


Stock Options


         The exercise price of options may not be less than 100% of the fair market value of the stock subject to the option on the date of the grant. The exercise price of options granted must be paid either (i) in cash at the time the option is exercised or (ii) by delivery of other common stock of RemoteMDx, or (iii) by promissory note in form acceptable to RemoteMDx, or (iv) from the proceeds of a sale through a broker of shares to which the exercise relates.


         Options may become exercisable (vest) in cumulative increments as determined by the Board. Typically, the outstanding options vest over periods ranging from three to six years from the date of grant during the participant's employment by, or service as a director or consultant to, RemoteMDx or a subsidiary, although different vesting schedules are permitted. The Board has the power to accelerate the time during which an option may vest or be exercised. The maximum term of options is 10 years. Unless otherwise stated in an option agreement, vested options will remain exercisable for 90 days after the participant terminates service with RemoteMDx or one of its subsidiaries.


Withholding


         To the extent permitted by the Board, a participant may satisfy any federal, state or local tax withholding obligation relating to the receipt of shares under an award by a cash payment upon exercise, by authorizing RemoteMDx to withhold a portion of the stock otherwise issuable to the participant, by delivering already-owned common stock or by a combination of these means.


Restrictions on Transfer


         A participant may not transfer an incentive stock option other than by will or by the laws of descent and distribution. During the lifetime of a participant, only the named participant may exercise an incentive stock option. The Board may grant awards, other than incentive stock options, that are transferable to the extent provided in the award agreement. Transfers of these awards are permitted by the participant to members of the participant's immediate family.

Adjustment Provisions


         If RemoteMDx is party to a transaction such as a merger, consolidation, reorganization, combination of shares, recapitalization or other change in the capital structure of RemoteMDx, partial or complete liquidation, stock dividend, issuance of a warrant or writ, stock split, or any other corporate transaction or event having an effect similar to any of the foregoing, the Board of Directors will adjust the kind and number of shares of common stock subject to the 2004 Stock Incentive Plan, and outstanding awards will be adjusted as to the kind, number of shares and price per share of common stock subject to those awards.


Duration and Amendment


         The Board may suspend or terminate the 2004 Stock Incentive Plan without shareholder approval or ratification at any time or from time to time. The 2004 Stock Incentive Plan will continue in effect as long as any awards under it are outstanding; provided, however, that, to the extent required by the Code, no incentive stock options may be granted under the 2004 Stock Incentive Plan on a date that is more than 10 years from the later of the date the 2004 Stock Incentive Plan is adopted or the date the 2004 Stock Incentive Plan is approved by the shareholders.


         The Board may also amend the 2004 Stock Incentive Plan at any time or from time to time. The Board may submit amendments to the shareholders for their approval if deemed necessary or appropriate in its sole discretion.


Federal Income Tax Information


         The following is a brief summary of the federal income tax consequences of certain transactions under the 2004 Stock Incentive Plan based on federal income tax laws in effect on January 1, 2002. This summary is not intended to be exhaustive and does not describe state or local tax consequences. Additional or different federal income tax consequences to the employee or RemoteMDx may result depending upon other considerations not described below.


Incentive Stock Options


         Incentive stock options under the 2004 Stock Incentive Plan are intended to be eligible for the favorable federal income tax treatment accorded incentive stock options under the Code.


         The aggregate fair market value, determined at the time of grant, of the shares of common stock with respect to which incentive stock options are exercisable for the first time by a participant during any calendar year (under the 2004 Stock Incentive Plan and all other such plans of RemoteMDx and its affiliates) may not exceed $100,000.


         There generally are no federal income tax consequences to the participant or RemoteMDx by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the participant's alternative minimum tax liability, if any.


         If a participant holds stock acquired through exercise of an incentive stock option for more than two years from the date on which the option is granted and more than one year from the date on which the shares are transferred to the participant upon exercise of the option, any gain or loss on a sale of such stock will be a long-term capital gain or loss. Generally, if the participant sells the stock before the expiration of either of these holding periods (a disqualifying disposition), then at the time of sale the participant will realize taxable ordinary income equal to the lesser of (i) the excess of the stocks fair market value on the date of exercise over the exercise price, or
(ii) the participant's actual gain, if any, on the sale. The participant's additional gain or any loss upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on whether the stock was held for more than one year.


         To the extent the participant recognizes ordinary income by reason of a disqualifying disposition, RemoteMDx generally will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

 Nonqualified Stock Options


         Nonqualified stock options granted under the 2004 Stock Incentive Plan generally have the following federal income tax consequences:


         There are no tax consequences to the participant or RemoteMDx by reason of the grant of a nonqualified stock option. Upon exercise of the option, the participant normally will recognize taxable ordinary income equal to the excess, if any, of the stocks fair market value on the acquisition date over the exercise price. With respect to employees, RemoteMDx generally is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, RemoteMDx generally will be entitled to a business expense deduction equal to the taxable ordinary income realized by the participant.


         Upon a sale of the stock, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the stock option. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year. Different rules may apply to participants who are subject to Section 16(b) of the Exchange Act.


Potential Limitation on Company Deductions


         Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain covered employees in a taxable year to the extent that the compensation paid to such covered employee exceeds $1 million. It is possible that compensation attributable to awards, when combined with all other types of compensation received by a covered employee from RemoteMDx, may cause this limitation to be exceeded in any particular year. Certain kinds of compensation, including qualified performance-based compensation, are disregarded for purposes of the deduction limitation. In accordance with Treasury Regulations issued under Section 162(m), compensation attributable to stock options will qualify as performance-based compensation if the award is granted by a compensation committee comprised solely of outside directors and either (i) the plan contains a per-employee limitation on the number of shares for which such awards may be granted during a specified period, the per-employee limitation is approved by the stockholders, and the exercise price of the award is no less than the fair market value of the stock on the date of grant, or (ii) the award is granted (or exercisable) only upon the achievement (as certified in writing by the compensation committee) of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, and the award is approved by stockholders.


         Awards to purchase restricted stock will qualify as performance-based compensation under the Treasury Regulations only if (i) the award is granted by a compensation committee comprised solely of outside directors, (ii) the award is granted (or exercisable) only upon the achievement of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, (iii) the compensation committee certifies in writing prior to the granting (or exercisability) of the award that the performance goal has been satisfied and (iv) prior to the granting (or exercisability) of the award, stockholders have approved the material terms of the award (including the class of employees eligible for such award, the business criteria on which the performance goal is based, and the maximum amount or formula used to calculate the amount payable upon attainment of the performance goal).


Recommendation of the Board


         The vote of a majority of the shares cast at the Annual Meeting is required to approve the 2004 Stock Incentive Plan. If a majority of the shares cast do not approve the 2004 Stock Incentive Plan, then the Board of Directors may reconsider adoption of the 2004 Stock Incentive Plan or may proceed to make grants under the plan that do not require shareholder approval. The Board unanimously recommends that the shareholders vote "FOR" Proposal #4, the 2004 Stock Incentive Plan.

                     INFORMATION CONCERNING REMOTEMDX, INC.


                               BOARD OF DIRECTORS


         The Board of Directors is elected by and accountable to the shareholders. The Board establishes policy and provides strategic direction, oversight and control of RemoteMDx. The board of directors met three times during fiscal year 2003. No director attended fewer than 75% of the meetings during the fiscal year. The board also acted during fiscal year 2003 by unanimous written consent in lieu of a meeting, as permitted by Utah law and our bylaws.


Committees of the Board of Directors


     The board has no formal Nominating Committee. The board has an Audit Committee, currently comprised of Mr. McCall and Mr. Childers. The Audit Committee held no separate meetings in fiscal year 2003.


         The functions of the Audit Committee are (1) to review and approve the selection of, and all services performed by, our independent auditors, (2) to review our internal controls, and (3) to review and report to the board of directors with respect to the scope of our audit procedures, accounting practices and internal accounting and financial controls. Mr. Childers and Mr. McCall are independent directors within the meaning of that term under applicable Securities and Exchange Commission rules.


Audit Committee Financial Expert


         Peter McCall, a director of the Company, is the financial expert serving on the Audit Committee of the Board of Directors within the meaning of that term under applicable rules promulgated by the Securities and Exchange Commission.


Remuneration


         Non-employee directors are paid $1,500 per meeting and receive a grant of an option to acquire 30,000 shares of common stock for each completed year of service on the board. We also reimburse the reasonable travel expenses of members for their attendance at the meetings of the board and meetings of the shareholders.


Director Independence


         We assess director independence on an annual basis. In February 2004, the Board assessed the independence of each director in accordance with the then effective independence standards. The Board has determined, after careful review, that Mr. Childers and Mr. McCall are independent under the rules of the Securities and Exchange Commission. In addition, the Company believes that these directors meet the independence standards applicable to independent directors, including directors serving as members of corporate audit committees, recently adopted by the Nasdaq Stock Market.


Shareholder Communications with Directors


         The Board of Directors has not established a formal process for shareholders to follow to send communications to the Board or its members, as the Company's policy has been to forward to the directors any shareholder correspondence it receives that is addressed to them. Shareholders who wish to communicate with the directors may do so by sending their correspondence to the Company's headquarters at 5095 West 2100 South, Salt Lake City, Utah 84120.


         Directors are encouraged by the Company to attend the Annual Meeting of Shareholders if their schedules permit. The Annual Meeting to be held pursuant to the Notice accompanying this Proxy Statement is the first annual meeting of the shareholders held by the Company. All of the directors are expected to be in attendance at the meeting.

                          REPORT OF THE AUDIT COMMITTEE


         [The following report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating this Proxy Statement into any other filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent RemoteMDx specifically incorporates this information by reference, and shall not otherwise be deemed filed under those acts.]


         The Audit Committee oversees RemoteMDx's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls.


         The directors who serve on the Audit Committee are all independent for purposes of the Rule 4200(A)(15) of The National Association of Securities Dealers' listing standards and National Market Marketplace Rules, as amended.


         The Audit Committee operates under a written charter adopted by the Board of Directors.


         We have reviewed and discussed with management RemoteMDx's audited financial statements as of and for the year ended September 30, 2003.


         We have discussed with the independent auditors, Tanner + Co., the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants, which includes a review of the findings of the independent accountant during its examination of the Company's financial statements.


         We have received and reviewed the written disclosures and the letter from Tanner + Co., required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors the auditors independence. We have concluded that the independent public accountants are independent from the Company and its management.


         Based on the activities referred to above, we recommended to the Board of Directors (and the Board has approved) that the financial statements referred to above be included in RemoteMDx's Annual Report on Form 10-KSB for the year ended September 30, 2003.


         Respectfully submitted to the Board of Directors,

                                    Audit Committee

                                    Peter McCall, Chairman
                                    Robert E. Childers


                               EXECUTIVE OFFICERS

         The following table sets forth information concerning our executive officers and directors and their ages as at March 29, 2004:

            Name                         Age              Position

David G. Derrick                         51           Chief Executive Officer and Chairman (Director)
James J. Dalton                          60           President and Vice Chairman (Director)
Wilford W. Kirton, III                   42           President of PAL Services
Michael G. Acton                         40           Chief Financial Officer, Secretary-Treasurer
Jonathan Barnes                          29           Chief Technical Officer
Peter McCall                             44           Director
Robert E. Childers                       57           Director

David Derrick - CEO and Chairman


         Mr. Derrick has been our CEO and Chairman since February 2001. Previously he served as CEO and Chairman of the Board of Directors of Biomune Systems Inc. between 1989 and 1998. From 1996 to 1999, Derrick was Chairman of the Board of Directors of Purizer Corporation; during 2000 he served as a director of Purizer Corporation. From 1979 to 1982, Derrick was a faculty member at the University of Utah College of Business. Mr. Derrick graduated from the University of Utah with a Bachelor of Arts degree in Economics in 1975 and a Masters in Business Administration degree with an emphasis in Finance in 1976. Mr. Derrick has been a principal financier and driving force in many new businesses. During the early 1980's he helped create the community of Deer Valley, an exclusive ski resort outside of Park City, Utah. In 1985 he founded and funded a company that pioneered the Smart Home concept - the computerized home. The company is known as Vantage Systems and is today a leader in this field.


James Dalton - President and Vice Chairman


         Mr. Dalton joined us as a director in 2001. He was named President of the Company in August 2003. From 1987 to 1997, Dalton was the owner and President of Dalton Development, a real estate development company. He served as the President and coordinated the development of The Pinnacle, an 86-unit condominium project located at Deer Valley Resort in Park City, Utah. Mr. Dalton also served as the President and equity owner of Club Rio Mar in Puerto Rico, a 680-acre beach front property that includes 500 condominiums, beach club, numerous restaurants, pools and a Fazio-designed golf course. He was also a founder and owner of the Deer Valley Club, where he oversaw the development of a high-end, world-class ski project that includes 25 condominiums with a "ski-in and ski-out" feature. From 1996 to 2000, Dalton served as an officer and director of Biomune Systems, Inc. Prior to joining us and following his resignation from Biomune Systems, Dalton managed his personal investments.


Wilford W. Kirton III - Vice President of PAL Services


         Mr. Kirton joined us as a director and as an executive officer in January 1998, currently serving as our Vice President of PAL Services. He was our CEO from 1998 until 2001. Prior to joining us, Mr. Kirton was the proprietor and President of Travel Systems Network, a travel agency and tour operator from 1987 to 1994. From February 1994 to June 1996, Mr. Kirton was Vice President of Old Republic Title, a real estate title company. Mr. Kirton then became an officer of Optim Nutrition, a subsidiary of Biomune Systems, Inc. until joining us in January 1998. Mr. Kirton is David Derrick's brother-in-law.


Michael Acton - Secretary, Treasurer and Chief Financial Officer


         Mr. Acton joined us as Secretary-Treasurer in March 1999. He has also served as our CFO since March 2001. From June 1998 until November 2000, Mr. Acton was Chief Executive Officer of Biomune Systems, Inc., where he also served as Principal Accounting Officer and Controller from 1994 to 1997. From 1989 through 1994, Mr. Acton was employed by Arthur Andersen, LLP in Salt Lake City, Utah, where he performed various tax, audit, and business advisory services. He is a Certified Public Accountant in the State of Utah.


Jonathan Barnes - Chief Technical Officer


         Mr. Barnes joined us as a part time technical advisor in October 2000, and was hired full time as our CTO in November 2001. Previous to working with RemoteMDx, Mr. Barnes was an independent technical consultant for various clients in science and information technology. Mr. Barnes is responsible for all technology coordination for the Company. Mr. Barnes has a Masters Degree in Physics and Astronomy from Brigham Young University. He has headed numerous research and development projects in coordination with Brigham Young University and NASA. Mr. Barnes has an extensive background in science, computers, data gathering, and telematics.

Peter McCall - Director


         Mr. McCall joined our board of directors in July 2001. From 1998 to 2002, Mr. McCall was Vice President for General Electric Capital Corp. where he was responsible for whole loan mortgages and private label pass-through. From 1988 to 1998, he served as a Vice President of Financial Security Assurance, and Managing Director of the residential mortgage purchase program for Nomura Securities International. Mr. McCall is currently the owner of McCall Inc., a privately held company that focuses on investments in start up companies. Mr. McCall is a member of the Audit Committee of the board of directors.


Robert Childers - Director


         Mr. Childers joined our board in July 2001. He is Chief Executive Officer of Structures Resources Inc. and has more than 30 years of business experience in construction and real estate development. Mr. Childers has served or is currently serving as General Partner in 16 Public Limited Partnerships in the Middle Atlantic States. Partners include First Union Bank, and Fannie Mae. In 1972, Mr. Childers founded Structures Resources Inc. a design build construction firm, and has been president of that company for 28 years. Structures Resources has successfully completed over 300 projects, (offices, hotels, apartments, and shopping centers) from New York to North Carolina. Recently Mr. Childers has been a partner for various projects in Baltimore and Philadelphia. He is a co-founder of Life Science Group, a boutique biotech investment-banking firm. Mr. Childers was also the founding President of Associated Building Contractors for the State of West Virginia and served as a director of The Twentieth Street Bank until its merger with City Holding Bank. He is a former naval officer serving in Atlantic Fleet submarines. Mr. Childers is a member of the Audit Committee of the board of directors.



                             COMMON STOCK OWNERSHIP


         The following tables set forth certain information regarding the beneficial ownership of our common stock as of March 29, 2004 by (1) each person known to be the beneficial owner of more than 5% of the issued and outstanding common stock, (2) the executive officers and directors of RemoteMDx individually, and (3) the executive officers and directors as a group. Except as indicated in the footnotes below, each of the persons listed is believed to exercise sole voting and investment power over the shares of common stock listed for such individual or entity in the table. Unless otherwise indicated, the mailing address of the shareholder is the address of RemoteMDx, 5095 West 2100 South, Salt Lake City, Utah 84120.


         We have determined beneficial ownership in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, we include shares of common stock subject to options, warrants, or convertible securities held by that person that are currently exercisable or will become exercisable within 60 days after the date of this Proxy Statement, while those shares are not included for purposes of computing percentage ownership of any other person.


Security Ownership of Certain Beneficial Owners


         The following table sets forth information for any person (including any "group") who is known to us to be the beneficial owner of more than 5% of our common stock as of March 29, 2004.

                                   Name and
   Title of Class         Address of Beneficial Owner             Amount          Percent of Class

        Common                David G. Derrick    (1)           9,303,538              32.1%

        Common                James Dalton        (2)           9,237,330              31.7%

        Common                J. Lee Barton       (3)
                              196 No. Forest Ave.
                              Hartwell, GA 30643                1,552,981               5.6%
------------------

(1) Includes shares owned of record as follows: 7,377,581 shares held of record by ADP Management, 704,924 shares owned of record by Derrick, 1,167,350 shares issuable upon conversion of Series A preferred stock owned of record by ADP Management, 20,350 shares issuable upon conversion of Series A preferred stock owned of record by MK Financial, 33,333 shares issuable upon conversion of Series B preferred stock owned of record by Derrick.

(2) Includes shares owned of record as follows: 7,377,581 shares held of record by ADP Management (by agreement with Derrick, Dalton shares control and beneficial ownership of the shares owned of record by ADP Management), 458,929 shares owned of record by Dalton, 233,470 shares issuable upon conversion of Series A preferred stock owned of record by Dalton, 1,167,350 shares issuable upon conversion of Series A preferred stock owned of record by ADP Management.

(3) Includes 690,667 shares owned directly by Mr. Barton, 662,313 shares owned of record by Lintel, Inc., an entity owned and controlled by Mr. Barton, and 200,001 shares issuable upon conversion of 200,001 shares of Series B preferred stock owned of record by Lintel, Inc.

Security Ownership of Management
         We have two classes of voting equity securities, the common stock and the Series B preferred stock. In addition, we have a class of nonvoting preferred stock, the Series A, that is convertible into common stock. The following table sets forth information as of March 29, 2004, as to each class of our equity securities beneficially owned by all directors and nominees named therein, each of the named executive officers, and directors and executive officers as a group.

                                         Name and
   Title of Class              Address of Beneficial Owner               Amount     Percent of Class

Common              David G. Derrick (1)                                 9,303,538       32.1%
                    James Dalton (2)                                     9,237,330       31.7%
                    Wilford W. Kirton, III (3)                             150,015         *
                    Michael G. Acton (4)                                   237,401         *
                    Peter McCall (5)                                       830,360        2.9%
                    Robert Childers (6)                                    364,600        1.3%
                    Officers and Directors as a Group (7 persons) (7)   11,578,313       37.9%

Series B Preferred  David G. Derrick                                        33,333        1.8%
                    Michael G. Acton                                        45,000        2.5%
                    Officers and Directors as a Group                       78,333        4.3%

(1) Derrick's beneficial ownership of these shares is summarized in note (1) on the preceding table.

(2) Dalton's beneficial ownership of these shares is summarized in note (2) on the preceding table.

(3) Mr. Kirton is an executive officer. Of the shares indicated, 150,000 are issuable upon exercise of stock options held by Mr. Kirton.

(4) Includes 146,894 shares issuable under options granted to Mr. Acton, 45,507 shares owned of record by Mr. Acton, and 45,000 shares issuable upon conversion of the Series B preferred stock owned by Mr. Acton.

(5) Mr. McCall is a director. Includes (a) 150,000 shares of common stock owned of record by Mr. McCall, 300,000 shares issuable upon exercise of stock options held by Mr. McCall, and 380,360 shares issuable upon conversion of shares of Series A preferred stock owned by Mr. McCall.

(6) Mr. Childers is a director. Includes (a) 50,000 shares of common stock owned of record by the Robert E. Childers Living Trust, (b) 100,000 shares issuable upon exercise of stock options held by Mr. Childers, and (c) 214,600 shares issuable upon conversion of Series A preferred stock.

(7)  Duplicate entries eliminated.


                       COMPENSATION OF EXECUTIVE OFFICERS


         The following table sets forth the compensation paid in each of the past three fiscal years to all individuals serving as our chief executive officer during the year ended September 30, 2003 as well as our other persons who were serving as executive officers at the end of the year ended September 30, 2003, whose total annual salary and bonus for the year then ended exceeded $100,000 (the "Named Executive Officers").


                           Summary Compensation Table

                                                                                                           Long Term
                                                                                                         Compensation
                                                                        Annual Compensation                 Awards

                                                                                                        Securities
                                                                                     Other Annual       Underlying        All other
                    Name and                       Fiscal               Bonus ($)  Compensation ($)    Options/SARs    compensation
               Principal Position                   Year    Salary ($)                                     (#)               ($)
-------------------------------------------------- -------- ----------- ---------- ----------------- ----------------- ------------

   David G. Derrick, Chief Executive Officer         2001     $100,000    $63,000    $   110,000      579,924/0          $ 125,000
      Chairman of the Board of Directors (1)         2002     $120,000    $     0    $   180,000            0/0          $       0
                                                     2003     $120,000    $     0    $    53,910      845,628/0          $       0
   James J. Dalton                                   2001     $100,000    $     0    $         0      579,924/0          $       0
      President and Vice Chairman (2)                2002     $120,000    $     0    $         0            0/0          $       0
                                                     2003     $120,000    $     0    $         0            0/0          $       0

   Michael G. Acton, Chief Financial Officer (3)     2001      $62,180    $12,500    $   100,000      240,496/0          $       0
                                                     2002     $100,000    $28,750    $         0            0/0          $       0
                                                     2003     $100,000    $25,000    $     4,092            0/0          $       0
   Wilford Kirton III                                2001     $107,654    $21,500    $    10,650      400,000/0          $       0
      Vice President PAL Services (4)                2002     $108,000    $     0    $         0            0/0          $       0
                                                     2003     $108,000    $     0    $         0            0/0          $       0

(1)           Mr. Derrick became Chief Executive Officer in February 2001.
              Amounts indicated in table do not include amounts recorded by the Company under applicable accounting principles for non-cash compensation paid to ADP Management in connection with financing transactions that were entered into by the Company and ADP Management during the years 2001, 2002 or 2003. Salary was accrued and included in amounts owed to ADP Management under various financing agreements. Outstanding amounts owed ADP Management under all such agreements were converted to common stock in June 2003. Mr. Derrick is the principal owner and control person of ADP Management. See "Certain Relationships and Related Party Transactions."

(2) James J. Dalton who also serves as the Vice Chairman of our Board of Directors. During 2001, 2002 and 2003, Dalton was paid $100,000 a year under a consulting agreement. His annual salary as President is $100,000. The consulting fees and salary owed to Dalton have historically been accrued as part of the ADP Management financing arrangements. Outstanding amounts have been converted to common stock as of June 2003. See "Certain Relationships and Related Transactions."

(3)           Mr. Acton has served as an executive officer since March 2001.

(4) Mr. Kirton served as Chief Executive Officer from January 1998 until February 2001. He was Chief Operating Officer from February 2001 until July 2001. He has served in the current executive position since July 2001.

Employment Agreements


         We have no employment agreements with any executive officers at this time.


Stock Option Grants in Fiscal Year 2003


         We did not grant stock options during the fiscal year ended September 30, 2003 to the Named Executive Officers.


Stock Options Outstanding and Options Exercised in Fiscal Year 2003


         The following table sets forth certain information, including the fiscal year-end value of unexercised stock options held by the Named Executive Officers as of September 30, 2003. We have not granted any stock appreciation rights ("SAR's").

                Aggregated Option Exercises in Last Fiscal Year
                       And Fiscal Year-End Option Values


                                                                   Number of Securities        Value of Unexercised
                                                                   Underlying Unexercised      In-the-Money Options /
                                                                   Options At 9/30/2003        SARs At 9/30/2003 ($)
                          Shares Acquired                          Exercisable /               Exercisable /
         Name             on Exercise (#)      Value Realized ($)  Unexercisable (1)           Unexercisable
-----------------------   -------------------  ------------------  -------------------------   -----------------------
David G. Derrick (2)                 135,701               -            1,601,455                          -
Michael G. Acton                       5,000               -              146,894                          -
Wilford W. Kirton, III                    -                -              150,000                          -
James J. Dalton                           -                -                   -                           -


(1) Value is based on the fair market value of our common stock on September 30, 2003, estimated to be $1.00 per share. Values indicated reflect the difference between the exercise price of the unexercised options and the market value of shares of common stock on September 30, 2003.

(2)  Options   granted  to  ADP  Management  in  connection   with  a  financing
     arrangement. The exercise price of these options is $.54 per share. See "Certain Relationships and Related Transactions."


                               COMPENSATION PLANS


Stock Plans


The 1997 Volu-Sol, Inc. Stock Incentive Plan


         Immediately prior to the divestiture in August 1997 we adopted the 1997 Volu-Sol, Inc. Stock Incentive Plan ("1997 Plan"). The 1997 Plan was approved by our board of directors and by action of Biomune, then our sole shareholder. Under the 1997 Plan, we may issue stock options, stock appreciation rights, restricted stock awards, and other incentives to our employees, officers and directors.


         The 1997 Plan provides for the award of incentive stock options to our key employees and directors and the award of nonqualified stock options, stock appreciation rights, bonus rights, and other incentive grants to employees and certain non-employees who have important relationships with our subsidiaries or us. A total of 5,000,000 shares are authorized for issuance pursuant to awards granted under the 1997 Plan. During fiscal year 2003, no options were granted to purchase common stock under the 1997 Plan and no options were exercised. As of September 30, 2003, options for the purchase of 1,440,000 shares of common stock were outstanding and exercisable under the 1997 Plan.

          The following table sets forth information as of the September 30, 2003, our most recently completed fiscal year, with respect to compensation plans (including individual compensation arrangements) under which equity securities are authorized for issuance, aggregated as follows:

     o    All compensation plans previously approved by security holders; and

     o    All compensation plans not previously approved by security holders.


         With the adoption of the 2004 Stock Incentive Plan discussed elsewhere in this Proxy Statement, the Company may grant awards under either of the two plans consistent with the terms thereof.


Equity Compensation Plan Information

                                         Number of securities to       Weighted average
                                          be issued upon exercise      exercise price of        Number of securities
                                          of outstanding options,     outstanding options,    remaining available for
Plan category                               warrants and rights       warrants and rights         future issuance

Equity compensation plans approved by
security holders                                 1,440,000                   $2.85                   3,560,000
Equity compensation plans not approved
by security holders                              5,779,043                   $2.75                      N/A
Total                                            7,219,043                   $2.76                   3,560,000


                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

         Section 16(a) of the Securities Exchange Act of 1934 requires our officers, directors and persons who beneficially own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% shareholders are required by regulation of the Securities and Exchange Commission to furnish us with copies of all Section 16(a) forms they file.


         Based solely upon its review of the copies of such forms furnished to it, and representations made by certain persons subject to this obligation that such filings were not required to be made, RemoteMDx believes that all reports required to be filed by these individuals and persons under Section 16(a) were timely filed.



                             STOCK PERFORMANCE GRAPH


         The Company's common stock has not traded on any market.


         Market. There is presently no market for the common stock and there is no assurance that a market will ever develop. Our securities are not listed for trading on any exchange and there can be no assurance that we will ever be able to satisfy the listing criteria or that an application for inclusion or listing on the Nasdaq Stock Market or any other securities exchange would be accepted.


         Holders. As of March 29, 2004, there were approximately 1,150 holders of record of the common stock and approximately 27,269,170 shares of common stock outstanding; we also have 26,449 shares of Series A preferred stock outstanding, convertible into a minimum of approximately 9,786,094 shares of common stock, as well as 1,835,824 shares of Series B preferred stock outstanding that are convertible into 1,835,824 shares of common stock. We also have granted options and warrants for the purchase of 5,600,888 shares of common stock.

         Dividends. Since incorporation, we have not declared any dividend on the common stock. We do not anticipate declaring a dividend on the common stock for the foreseeable future. The Series A Preferred Stock accrues dividends at the rate of 10% annually, which may be paid in cash or additional shares of preferred stock at our option. To date all such dividends have been paid by issuance of preferred stock. We are not required to pay and do not pay dividends with respect to the Series B Preferred Stock.


         Dilution. We have a large number of shares of common stock authorized in comparison to the number of shares issued and outstanding. The board of directors determines when and under what conditions and at what prices to issue stock. In addition, a significant number of shares of common stock are reserved for issuance upon exercise of purchase or conversion rights.


         In addition to shares initially issued at the time of the spin-off of the Company in October 1997, we agreed with the NASD to issue additional shares of common stock in connection with the initial distribution to Biomune Systems, Inc. shareholders of record on February 11, 1998. We have issued additional shares of common stock under this agreement from time to time since February 1998. No shares were issued under this agreement in fiscal years 2002 or 2003.


         The issuance of any shares of common stock for any reason will result in dilution of the equity and voting interests of existing shareholders.


         Transfer Agent and Registrar. The transfer agent and registrar for our common stock is American Stock Transfer & Trust Company, 40 Wall Street, New York City, NY 10005.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


         During the year ended September 30, 2003, the Audit Committee of the board of directors approved a debt-restructuring package proposed by ADP Management, an entity owned and controlled by David Derrick and James Dalton. Messrs. Derrick and Dalton are directors and executive officers of the Company. By agreement dated April 2, 2003, the Company agreed with Messrs. Derrick and Dalton and ADP Management to the following primary terms:

     o Derrick and Dalton would negotiate with significant creditors of the Company to restructure outstanding debt

     o The Company would issue 8,900,000 shares of common stock for the purpose of restructuring debt under the agreement

     o The preferred method of restructuring the debt would be the conversion of debt into common stock at prices negotiated on behalf of the Company by Derrick and Dalton

     o If and to the extent that ADP Management, Derrick and Dalton would assume certain debt held by creditors unwilling to convert such obligations directly into equity, the shares otherwise issuable upon conversion of such assumed debt would be issued to ADP Management in consideration of the assumption of the debt by Derrick, Dalton or ADP Management and the release of the Company from all liability for such debt by the creditor

     o ADP Management would convert to common stock all amounts owing to it by the Company after all other creditors have either converted or assigned their notes as described above

     o The Company would compensation Derrick and Dalton for any personal guarantees or assumptions of corporate debt or other obligations on behalf of the Company

     o Derrick would assign certificates of deposit to the Company securing a line of credit with a bank.


         During the year ended September 30, 2003, in connection with the raising of equity funds for the Company, the Company entered into an agreement with Derrick, Dalton, and ADP Management wherein ADP Management would continue to assist the Company in its financing activities by assuming the following debt of the Company into the ADP Management line of credit:

     o    $1,086,628 of short-term notes payable

     o    $503,387 under a bank line of credit


         ADP Management also agreed to assume certain debt and contingent obligations for which the Company has not been released by the holder of the instrument which obligates the Company and is therefore still recorded on the Company's books as follows:

     o $600,000 note payable to a corporation and associated accrued interest of approximately $100,000 due to an individual, both of which are shareholders of the Company

     o Redeemable common stock recorded at $725,000 with a redemption obligation of $966,666.


         After assuming the above debt and contingent liabilities and assuming an additional $800,000 note due an individual (in the second bullet point below), ADP Management converted its line of credit and these assumed obligations into 8,113,999 of the Company's common stock and exchanged subscription receivables as follows:

     o    Conversion  of  $2,373,961  of  the  related-party   line  of  credit,
          including  $27,346  of  accrued  interest  on  notes  assumed  by  ADP
          Management

     o Assumption of an $800,000 note payable due to an individual. The Company was released as the primary obligor on the note by the individual but remains a guarantor for the full amount.

     o Assignment to ADP Management by the Company of a subscription receivable of $338,300 due from MK Financial

     o Recording a subscription receivable of $700,000 for the $600,000 note payable, and associated accrued interest of approximately $100,000 described above that was assumed by ADP Management but from which the Company has not been released.


         As part of this conversion and exchange the Company recognized a non-cash expense of $845,628 based on the excess of the value of the stock issued over the debt relieved and subscription receivable recorded.


         The total debt relief provided to the Company as a result of its restructuring under the agreement with ADP Management, Derrick, and Dalton, was approximately $3,173,961. ADP Management also committed to assume the $700,000 obligation in the last bullet point above following release of the Company by the note holder. The total number of shares issued in connection with the agreement was 8,113,999 for which the Company received the benefit of the assumption of debt, guarantees, and indemnification obligations described above. The number of shares that might ultimately be retained by ADP Management after all agreements with creditors have been finalized is not known at this time as ADP Management will continue to negotiate settlement of debts and obligations assumed by it under the agreement and may designate a portion of these shares to be issued in consideration for such settlements. All shares issued in connection with the agreement are "restricted" shares as that term is defined by rules and regulations promulgated under the Securities Act of 1933, as amended.


                                  OTHER MATTERS


         As of the date of this Proxy Statement, the Board of Directors does not intend to present and has not been informed that any other person intends to present any matter for action at the Annual Meeting other than as set forth herein and in the Notice of Annual Meeting. If any other matter properly comes before the meeting, it is intended that the holders of proxies will act in accordance with their best judgment.


         The accompanying proxy is solicited on behalf of the Board of Directors. In addition to the solicitation of proxies by mail, certain of the officers and employees of RemoteMDx, without extra compensation, may solicit proxies personally or by telephone, and, if deemed necessary, third party solicitation agents may be engaged by RemoteMDx to solicit proxies by means of telephone, facsimile or telegram, although no such third party has been engaged by RemoteMDx as of the date hereof.


                                  ANNUAL REPORT


         We will mail a copy of RemoteMDx's Annual Report on Form 10-KSB, as filed with the Securities and Exchange Commission, to each shareholder of record at March 29, 2004. The report on Form 10-KSB is not deemed a part of the proxy soliciting material.


                               FURTHER INFORMATION


         Additional copies of the Annual Report on Form 10-KSB for the year ended September 30, 2003 (including financial statements and financial statements schedules) filed with the Securities and Exchange Commission may be obtained without charge by writing to RemoteMDx, Inc., Attention: Investor Relations, 5095 West 2100 South, Salt Lake City, Utah 84120. The reports and other filings of RemoteMDx, including this Proxy Statement, also may be obtained from the SEC's on-line database, located at www.sec.gov.

                              By Order of the Board of Directors


                              /s/ Michael G. Acton
                              Michael G. Acton
                              Corporate Secretary
Date:  April 5, 2004

                                      PROXY

                       [GRAPHIC OMITTED][GRAPHIC OMITTED]

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The shareholder executing and delivering this Proxy as directed above appoints David G. Derrick and Michael G. Acton and each of them as Proxies, with full power of substitution, and hereby authorizes them to represent and vote, as designated below, all shares of common stock of the Company held of record by the undersigned as of March 29, 2004, at the Annual Meeting of Shareholders of RemoteMDx, Inc., to be held at the corporate offices located at 1401 North Highway 89, Suite 220, Farmington, Utah 84025, on Wednesday, May 19, 2004, at 10:00 a.m., Mountain Daylight Time or at any adjournment thereof.

The Board of Directors recommends a Vote "FOR" Items 1, 2, 3, and 4.

1. To elect four directors to serve for one year each, until the next Annual Meeting of Shareholders and until a successor is elected and shall qualify. The nominees are:

         David G. Derrick                   James J. Dalton
         Robert E. Childers                 Peter McCall

FOR ALL          WITHHOLD AS TO ALL        FOR ALL EXCEPT
                                                          ---------------------
  / /               / /                         / /


2. To approve and ratify the selection of Tanner + Co. as the Company's independent public accountants.

          FOR                AGAINST                 ABSTAIN
         / /                   / /                     / /

3. To approve an amendment to the Articles of Incorporation increasing the authorized capital from 50,000,000 common shares to 100,000,000 common shares and authorizing the filing of Amended and Restated Articles of Incorporation.

4.   To approve the adoption of the 2004 RemoteMDx, Inc. Stock Incentive Plan.

5. To consider and act upon any other matters that properly may come before the meeting or at any postponement or adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4.

PLEASE SIGN EXACTLY AS THE SHARES ARE ISSUED. WHEN CO-TENANTS HOLD SHARES, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON. PLEASE DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.



DATE: ____________                  _______________________________________
                                                 Signature

                                    _______________________________________
                                            Signature (Joint Owners)

APPENDIX A

                              AMENDED AND RESTATED

                            ARTICLES OF INCORPORATION

                                       OF

                                 REMOTEMDX, INC.


         Pursuant to and in accordance with the provisions of Section 16-10a-1007 and 16-10a-1003 of the Utah Revised Business Corporation Act, as amended (the "Act"), the following are the Amended and Restated Articles of Incorporation of RemoteMDx, Inc., a Utah corporation:



                                    ARTICLE I

                                      NAME

         The name of this Corporation is RemoteMDx, Inc. (the "Corporation").



                                   ARTICLE II

                               CORPORATE PURPOSES

         The purpose of the Corporation is organized to manufacture, market and distribute medical diagnostic stains, to conduct research and development on medical diagnostic stains and to engage in any lawful act or activity for which corporations may be organized under the Utah Revised Business Corporation Act.



                                   ARTICLE III

                                  CAPITAL STOCK

         The Corporation is authorized to issue two classes of shares to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares of Common Stock authorized to be issued is once hundred million (100,000,000) and the total number of shares of Preferred Stock authorized to be issued is ten million (10,000,000). The Common Stock and the Preferred Stock shall each have a par value of $0.0001 per share.

         The preferences, limitations and relative rights of each class of shares (to the extent established hereby), and the express grant of authority to the Board of Directors to amend these Articles of Incorporation to divide the Preferred Stock into series, to establish and modify the preferences, limitations and relative rights of each share of Preferred Stock, and to otherwise impact the capitalization of the Corporation, subject to certain limitations and procedures and as permitted by Section 602 of the Utah Act, are as follows:

         A. Common Stock.

                  1. Voting Rights. Except as otherwise expressly provided by law or in this Article III, each outstanding share of Common Stock shall be entitled to one (l) vote on each matter to be voted on by the shareholders of the Corporation.

                  2. Liquidation Rights. Subject to any prior or superior rights of liquidation as may be conferred upon any shares of Preferred Stock, and after payment or provision for payment of the debts and other liabilities of the Corporation, upon any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, the holders of Common Stock then outstanding shall be entitled to receive all of the assets and funds of the Corporation remaining and available for distribution. Such assets and funds shall be divided among and paid to the holders of Common Stock, on a pro-rata basis, according to the number of shares of Common Stock held by them.

                  3. Dividends. Dividends may be paid on the outstanding shares of Common Stock as and when declared by the Board of Directors, out of funds legally available therefor; provided, however, that no dividends shall be paid with respect to the Common Stock until any preferential dividends required to be paid or set apart for any shares of Preferred Stock have been paid or set apart.

                  4. Residual Rights. All rights accruing to the outstanding shares of the Corporation not expressly provided for to the contrary herein or in the Corporation's Bylaws or in any amendment hereto or thereto shall be vested in the Common Stock.

         B. Preferred Stock. The Board of Directors, without shareholder action, may amend the Corporation's Articles of Incorporation, pursuant to the authority granted to the Board of Directors by Subsection 1002(1)(e) of the Utah Act and within the limits set forth in Section 602 of the Utah Act, to do any of the following:

                  (i) designate and determine, in whole or in part, the preferences, limitations and relative rights of the Preferred Stock before the issuance of any shares of Preferred Stock;

                  (ii) create one or more series of Preferred Stock, fix the number of shares of each such series (within the total number of authorized shares of Preferred Stock available for designation as a part of such series), and designate and determine, in whole or in part, the preferences, limitations and relative rights of each series of Preferred Stock all before the issuance of any shares of such series;

                  (iii) alter or revoke the preferences, limitations and relative rights granted to or imposed upon the Preferred Stock (before the issuance of any shares of Preferred Stock), or upon any wholly-unissued series of Preferred Stock); or

                  (iv) increase or decrease the number of shares constituting any series of Preferred Stock, the number of shares of which was originally fixed by the Board of Directors, either before or after the issuance of shares of the series, provided that the number may not be decreased below the number of shares of such series then outstanding, or increased above the total number of authorized shares of Preferred Stock available for designation as a part of such series.



                                   ARTICLE IV

                            LIMITATION OF LIABILITIES

         To the fullest extent permitted by the Utah Act or any other applicable law, as now in effect or as it may hereafter be amended, a director of the Corporation shall not be personally liable to the Corporation or its shareholders for monetary damages for any action taken or any failure to take any action, as a director.



                                    ARTICLE V

                                 INDEMNIFICATION

         The Corporation shall indemnify all officers and directors of the Corporation against all liability for any action taken or any failure to take action to the fullest extent permitted by the Utah Act, or any other applicable law as now in effect or as it may hereafter be amended.


                                   ARTICLE VI

                     REGISTERED OFFICE AND REGISTERED AGENT

         The street address of the initial registered office of the Corporation is 5095 West 2100 South, Salt Lake City, UT 84120. The name and address of the registered agent is Durham Jones & Pinegar, PC, 111 East Broadway, Suite 900, Salt Lake City, Utah 84111, whose signature is set forth on the signature page of these Amended and Restated Articles of Incorporation.

                                   ARTICLE VII

                    RESTATEMENT OF ARTICLES OF INCORPORATION

         These Amended and Restated Articles of Incorporation supersede the original Articles of Incorporation and all amendments thereto. Authority was given to the officers of the Corporation named herein to file these Amended and Restated Articles of Incorporation containing the increase in authorized capital stock with the Utah State Department of Commerce, Division of Corporations and Commercial Code pursuant to the Unanimous Written Consent of the Directors of the Corporation dated March 10, 2004, subject to approval by a majority of the shareholders of the Corporation, and in accordance with the requirements of the Utah Act and the Bylaws of the Corporation. A notice of annual meeting of shareholders and proxy statement was sent to the shareholders on or about March 29, 2004, and on May 19, 2004, the holders of a majority of the issued and outstanding voting capital stock of the Corporation voted in favor of filing these Amended and Restated Articles of Incorporation adopting the increase in authorized capital, effective May 19, 2004, or as soon as practicable thereafter upon filing of the Articles of Amendment and this Amended and Restated Articles of Incorporation, pursuant to the voting results as indicated below:

&&&

------------------------ ---------------------- ---------------------- ---------------------- ----------------------

                           TOTAL OUTSTANDING     TOTAL NO. OF VOTES       VOTES CAST FOR       VOTES CAST AGAINST
 DESIGNATION OF STOCK           SHARES                  CAST                 ADOPTION               ADOPTION
------------------------ ---------------------- ---------------------- ---------------------- ----------------------

Common
------------------------ ---------------------- ---------------------- ---------------------- ----------------------

Series B Voting
Preferred
------------------------ ---------------------- ---------------------- ---------------------- ----------------------

Such votes cast were sufficient for approval of the increased authorized capital contained in the Amended and Restated Articles of Incorporation of the Corporation.


     IN WITNESS WHEREOF, the undersigned, being the Chief Executive Officer of the Corporation, does hereby execute these Amended and Restated Articles of Incorporation and certifies to the truth of the facts herein stated, as of the ____ day of May 2004.

                                RemoteMDx, Inc.



                                By
                                  ---------------------------------------------
                                  David G. Derrick, Chief Executive Officer

                       ACKNOWLEDGMENT OF REGISTERED AGENT

The undersigned, Paul M. Durham, President of Durham Jones & Pinegar, PC, by acknowledges that the firm of Durham Jones & Pinegar, PC has been appointed as registered agent of RemoteMDx, Inc., a Utah corporation, and hereby agrees to act as registered agent of said Corporation.

                          Durham Jones & Pinegar, PC
                          Registered Agent

                          By:
                             --------------------------------------------------
                             Paul M. Durham, President

                              ARTICLES OF AMENDMENT

                        TO THE ARTICLES OF INCORPORATION

                                       OF

                                 REMOTEMDX, INC.


         Pursuant to and in accordance with the provisions of Section 16-10a-1006 of the Utah Revised Business Corporation Act, as amended, (the "Act"), the undersigned, RemoteMDx, Inc. (the "Corporation") hereby declares and certifies as follows:

          1.   The name of the Corporation is RemoteMDx, Inc.

          2. The text of the amendment to the Articles of Incorporation of the Corporation adopted by Unanimous Written Consent of the Directors of the Corporation and recommended to the shareholders of the Corporation is as follows:

                  The first paragraph of "Article III, Capital Stock," is hereby amended by substituting the following paragraph in its place:

"The Corporation is authorized to issue two classes of shares to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares of Common Stock authorized to be issued is one hundred million (100,000,000) and the total number of shares of Preferred Stock authorized to be issued is ten million (10,000,000). The Common Stock and the Preferred Stock shall each have a par value of $0.0001 per share."



          3.   The amendment  specified  above does not provide for an exchange,
               reclassification,   or  cancellation  of  issued  shares  of  the
               Corporation.

          4. The amendment specified above was adopted as of March 10, 2004 by Unanimous Written Consent of the Board of Directors of the Corporation, and in accordance with the requirements of the Act and the Bylaws of the Corporation. The Board of Directors unanimously recommended approval of the amendment by the shareholders of the Corporation. On May 19, 2004, such amendment specified above was approved by a vote of shareholders owning a majority of the issued and outstanding voting securities of the Corporation, who also approved the adoption of the attached Amended and Restated Articles of Incorporation as the articles of incorporation of the Corporation effective with the filing thereof with the Utah Division of Corporations and Commercial Code. Approval of the amendment and the Amended and Restated Articles of Incorporation was as follows:

------------------------ ---------------------- ---------------------- ---------------------- ----------------------
                                                                                               VOTES CAST AGAINST
                                                                          VOTES CAST FOR          AMENDMENT AND
                                                                           AMENDMENT AND         RESTATEMENT OR
 DESIGNATION OF STOCK     OUTSTANDING SHARES      TOTAL VOTES CAST          RESTATEMENT            ABSTAINING
------------------------ ---------------------- ---------------------- ---------------------- ----------------------
Common Stock
------------------------ ---------------------- ---------------------- ---------------------- ----------------------
Series B Voting
Preferred Stock
------------------------ ---------------------- ---------------------- ---------------------- ----------------------


                  Such votes cast were sufficient for approval of the Amendment and adoption of the Amended and Restated Articles of Incorporation.


     IN WITNESS WHEREOF, this Amendment to the Articles of Incorporation of the Corporation is executed as of the ____ day of May 2004.


                 RemoteMDx, Inc.,
                 a Utah corporation


                 By
                   ---------------------------------------------------

                 Name:
                       -----------------------------------------------

                 Title:
                        ----------------------------------------------

APPENDIX B

                                 REMOTEMDX, INC.

                     2004 REMOTEMDX, INC. STOCK OPTION PLAN




1.       PURPOSES OF THE PLAN


         The purposes of this 2004 RemoteMDx, Inc. Stock Option Plan are:

     o To attract and retain the best available personnel for positions of substantial responsibility,

     o    To  provide   additional   incentive  to   Employees,   Directors  and
          Consultants, and

     o    To promote the success of the Company's business.


          Awards granted under the Plan may be (a) restricted stock grants, and
          (b) stock options, which may be either Incentive Stock Options or Nonqualified Stock Options, as determined by the Administrator at the time of grant.


2.       DEFINITIONS


         As used herein, the following definitions shall apply:


     (a) "ADMINISTRATOR" means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

     (b) "APPLICABLE LAWS" means the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options or Stock Purchase Rights are, or will be, granted under the Plan.

     (c) "AWARD" means an Option or other grant or award made pursuant to this Plan.


     (d)  "BOARD" means the Board of Directors of the Company.


     (e) "CAUSE" shall have the meaning as set forth in Section 13(d)(ii) of the Plan.


     (f) "CHANGE OF CONTROL" shall have the meaning as set forth in Section 13(d)(i) of the Plan.


     (g)  "CODE" means the Internal Revenue Code of 1986, as amended.


     (h) "COMMITTEE" means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.


     (i)  "COMMON STOCK" means the common stock of the Company.


     (j)  "COMPANY" means REMOTEMDX, INC., a Utah corporation.


     (k) "CONSULTANT" means any person (other than an Employee, Officer or Director), including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.


     (l) "CONTINUOUS STATUS AS AN EMPLOYEE OR CONSULTANT" means the absence of any interruption or termination of the employment or consulting relationship by the Company or any Parent or Subsidiary. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Board, provided that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) in the case of transfers between locations of the Company or between the Company, its Parent or Subsidiaries or its successor. If reemployment upon expiration of a leave of absence in excess of ninety (90) days is not guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonqualified Stock Option.


     (m)  "DIRECTOR" means a member of the Board.


     (n)  "DISABILITY"  means  total and  permanent  disability  as  defined  in
          Section 22(e)(3) of the Code.


     (o) "EMPLOYEE" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonqualified Stock Option. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.


     (p)  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.


     (q) "FAIR MARKET VALUE" means, as of any date, the value of Common Stock determined as follows:


          (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the average closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the five market trading days prior to the date of grant, as reported in a source as the Administrator deems reliable;


          (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the average of the mean between the high bid and low asked prices for the Common Stock on the last five market trading days prior to the date of grant, as reported in a source as the Administrator deems reliable; or

          (iii)In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

          (iv) In no event shall the Fair Market Value be less than the par value of the Common Stock. In the case of Incentive Stock Options, the Fair Market Value shall not be discounted for restrictions, lack of marketability and other such limitations on the enjoyment of the Common Stock. In the case of Non-qualified Options, the Fair Market Value of the Common Stock may be so discounted at the election of the Administrator.


     (r) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

     (s) "NONQUALIFIED STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.


     (t) "NOTICE OF GRANT" means a written or electronic notice evidencing certain terms and conditions of an individual Option grant. The Notice of Grant is part of the Option Agreement.


     (u) "OFFICER" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.


     (v)  "OPTION" means a stock option granted pursuant to the Plan.


     (w) "OPTION AGREEMENT" means an agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.


     (x) "OPTION EXCHANGE PROGRAM" means a program whereby outstanding Options are surrendered in exchange for Options with a lower exercise price.


     (y)  "OPTIONED STOCK" means the Common Stock subject to an Option.


     (z) "OPTIONEE" means the holder of an outstanding Option granted under the Plan.

     (aa) "PARENT" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

     (bb) "PARTICIPANT" means an individual receiving an Award under this Plan.

     (cc) "PLAN" means this RemoteMDx, Inc. 2004 Stock Option Plan.

     (dd) "RETIREMENT" means the occurrence of a Participant's termination of service after completing at least five years of service and attaining age 60.

     (ee) "RULE 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

     (ff) "SECTION 16(b) " means Section 16(b) of the Exchange Act.

     (gg) "SERVICE PROVIDER" means an Employee, Director or Consultant.

     (hh) "SHARE" means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

     (ii) "SUBSIDIARY"  means  a  "subsidiary   corporation",   whether  now  or
          hereafter existing, as defined in Section 424(f) of the Code.


3.                STOCK SUBJECT TO THE PLAN


         Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares that may be issued pursuant to Awards granted under the Plan is Six Million (6,000,000) Shares. The Shares may be authorized, but unissued, or reacquired Common Stock. If an Option or other Award expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); PROVIDED, however, that Shares that have actually been issued under the Plan upon exercise of an Option under any other Award shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

4.       ADMINISTRATION OF THE PLAN


     (a)  Procedure.


          (i) Multiple Administrative Bodies. Different Committees with respect to different groups of Service Providers may administer the Plan.


          (ii) Section 162(M). To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.


          (iii)Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.


          (iv) Other Administration. Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.


     (b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:


          (i)  To determine the Fair Market Value;


          (ii) To select the Service Providers to whom Options may be granted hereunder;


          (iii)To determine the number of shares of Common Stock to be covered by each Award granted hereunder;


          (iv) To approve forms of agreement for use under the Plan;


          (v) To determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;


          (vi) To reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted;


          (vii) To institute an Option Exchange Program;


          (viii) To construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;


          (ix) To prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;


          (x) To modify or amend each Option (subject to Section 15(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

          (xi) To allow Participants to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Participant to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;


          (xii)To authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option previously granted by the Administrator;


          (xiii) To make all other determinations deemed necessary or advisable for administering the Plan.


     (c) Effect of Administrator's Decision. The Administrator's decisions, determinations and interpretations shall be final and binding on all Participants.


5.       ELIGIBILITY


          Nonqualified Stock Options may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.


6.       LIMITATIONS


     (a) Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonqualified Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonqualified Stock Options. For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.


     (b) Neither the Plan nor any Option or other Award shall confer upon a Participant any right with respect to continuing the Participant's relationship as a Service Provider with the Company, nor shall they interfere in any way with the Participant's right or the Company's right to terminate such relationship at any time, with or without cause.


7.       TERM OF PLAN


         The Plan shall become effective upon its adoption by the Board, but shall be subject to the approval of the shareholders as provided in
         Section 19 of the Plan. To the extent Incentive Stock Options are granted under the Plan prior to its approval by the shareholders, they shall be contingent on approval of the Plan by the shareholders. The Plan shall continue as long as any Awards under it are outstanding; provided, however, that, to the extent required by the Code, no Incentive Stock Options may be granted under the Plan on a date that is more than ten years from the later of the date the Plan is adopted or the date the Plan is approved by the shareholders.


8.       RESTRICTED STOCK


     (a)  Award of Restricted Stock


          (i) Grant. In consideration of the performance of services by the Grantee, shares of Restricted Stock may be awarded under this Plan by the Committee on such terms and conditions and with such restrictions as the Committee may from time to time approve, all of which may differ with respect to each Grantee. Such Restricted Stock shall be awarded for no additional consideration or such additional consideration as the Committee shall determine.

          (ii) Immediate Transfer Without Immediate Delivery of Restricted Stock. Each Restricted Stock Award will constitute an immediate transfer of the record and beneficial ownership of the shares of Restricted Stock to the Grantee in consideration of the performance of services, entitling such Grantee to all voting and other ownership rights, but subject to the restrictions hereinafter referred to. Each Restricted Stock Award may limit the Grantee's dividend rights during the Restriction Period in which the shares of Restricted Stock are subject to a substantial risk of forfeiture and restrictions on transfer. Shares of Common Stock awarded pursuant to a grant of Restricted Stock will be held by the Company, or in trust or in escrow pursuant to an agreement satisfactory to the Committee, as determined by the Committee, until such time as the restrictions on transfer have expired. Any such trust or escrow shall not be insulated from the claims of the general creditors of the Company in the event of bankruptcy or insolvency of the Company.


     (b)  Restrictions


          (i) Restrictive Conditions. Restricted Stock awarded to a Grantee shall be subject to the following restrictions until the expiration of the Restriction Period: (i) the shares of Common Stock of the Company included in the Restricted Stock Award shall be subject to one or more restrictions, including without limitation, a restriction that constitutes a "substantial risk of forfeiture" within the meaning of Section 83 of the Code and regulations promulgated thereunder, and to the restrictions on transferability set forth in this Plan; (ii) unless otherwise approved by the Committee, the shares of Common Stock included in the Restricted Stock Award that are subject to restrictions that are not satisfied at such time the Grantee ceases to be employed by the Company shall be forfeited and all rights of the Grantee to such shares shall terminate without further obligation on the part of the Company when an Employee leaves the employ of the Company; and (iii) any other restrictions that the Committee may determine in advance are necessary or appropriate.


          (ii) Forfeiture of Restricted Stock. If for any reason, the restrictions imposed by the Committee upon Restricted Stock are not satisfied at the end of the Restriction Period, any Restricted Stock remaining subject to such restrictions shall thereupon be forfeited by the Grantee and re-acquired by the Company.


          (iii)Removal of Restrictions. The Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock, including the restrictions under the Restriction Period, whenever it may determine that, by reason of changes in applicable laws or other changes in circumstances arising after the date of the Restricted Stock Award, such action is appropriate.


     (c) Restriction Period. The Restriction Period of Restricted Stock shall commence on the date of grant and shall be established by the Committee in the Incentive Award Agreement setting forth the terms of the Award of Restricted Stock.


     (d) Delivery of Shares of Common Stock. Subject to Section 8(c), at the expiration of the Restriction Period, a stock certificate evidencing the Restricted Stock (to the nearest full share) with respect to which the Restriction Period has expired with all restrictions thereon having been satisfied shall be delivered without charge to the Grantee, or his personal representative, free of all restrictions under the Plan.


     (e) Supplemental Payment on Vesting of Restricted Stock. The Committee, either at the time of grant or at the time of vesting of Restricted Stock, may provide for a Supplemental Payment by the Company to the holder in an amount specified by the Committee, which shall not exceed the amount necessary to pay the income tax payable with respect to both the vesting of the Restricted Stock and receipt of the Supplemental Payment, assuming the Grantee is taxed at the maximum effective income tax rate(s) applicable thereto. The Supplemental Payment shall be paid within 30 calendar days of each date that Restricted Stock vests. The Committee shall have the discretion to grant Supplemental Payments that are payable solely in cash or

          Supplemental Payments that are payable in cash, Common Stock, or a combination of both, as determined by the Committee at the time of payment.


     (f)  Provisions Applicable to Section 162(m) Participants.


          (i) Notwithstanding anything in the Plan to the contrary, the Committee may grant Restricted Stock to a Section 162(m) Participant the restrictions with respect to which lapse upon the attainment of performance goals for the Company which are related to one or more of the following business criteria: (i) pre-tax income, (ii) operating income, (iii) cash flow, (iv) earnings per share, (v) return on equity, (vi) return on invested capital or assets, (vii) cost reductions or savings, (viii) funds from operations, (ix) appreciation in the fair market value of Common Stock and (x) earnings before any one or more of the following items: interest, taxes, depreciation or amortization.


          (ii) To the extent necessary to comply with the performance-based compensation requirements of Section 162(m)(4)(C) of the Code, with respect to Restricted Stock which may be granted to one or more Section 162(m) Participants, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (i) designate one or more Section 162(m) Participants, (ii) select the performance goal or goals applicable to the fiscal year or other designated fiscal period of service, (iii) establish the various targets and amounts of Restricted Stock which may be earned for such fiscal year or other designated fiscal period or period of service and
               (iv) specify the relationship between performance goals and targets and the amounts of Restricted Stock to be earned by each
               Section 162(m) Participant for such fiscal year or other designated fiscal period or period of service. Following the completion of each fiscal year or other designated fiscal period or period of service, the Committee shall certify in writing whether the applicable performance targets have been achieved for such fiscal year or other designated fiscal period of service. In determining the amount earned by a Section 162(m) Participant, the Committee shall have the right to reduce (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the fiscal year or other designated fiscal period or period of service.


9.       TERM OF AWARDS


         The term of each Option or other Award under this Plan shall be stated in the Option or Award Agreement. In the case of an Incentive Stock Option, the term shall not exceed ten (10) years from the date of grant or such shorter term as may be provided in the Option Agreement. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall not exceed five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

10.      OPTION EXERCISE PRICE AND CONSIDERATION


     (a) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:


          (i)  In the case of an Incentive Stock Option


               (A) Granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.


               (B) Granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.


          (ii) In the case of a Nonqualified Stock Option, the per Share exercise price shall be determined by the Administrator. In the case of a Nonqualified Stock Option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.


          (iii)Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.


     (b) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions that must be satisfied before the Option may be exercised.


     (c) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:


          (i)  Cash;


          (ii) Check;


          (iii) Promissory note;


          (iv) Other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;


          (v) Consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;


          (vi) A reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;


          (vii) Any combination of the foregoing methods of payment; or


          (viii) Such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.


11.      EXERCISE OF OPTION


     (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

          An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and
          (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13 of the Plan.


          Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.


     (b) Termination of Relationship as a Service Provider. If an Optionee ceases to be a Service Provider, other than upon the Optionee's Retirement, death or Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for ninety (90) days following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan, unless otherwise provided for in the Option Agreement. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.


     (c)  Disability or Retirement  of Optionee.  If an Optionee  ceases to be a
          Service Provider as a result of the Optionee's Disability or Retirement, the Optionee may exercise his or her Option within three years of the date of termination of employment to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan. Notwithstanding the foregoing, the tax treatment available pursuant to Section 422 of the Code, upon the exercise of an Incentive Stock Option will not be available to an Optionee who exercises any Incentive Stock Option more than (i) 12 months after the date of termination of employment due to permanent disability or (ii) 12 months after the date of termination of employment due to retirement.


     (d) Death of Optionee. If an Optionee dies while a Service Provider, the Option may be exercised within three years of the date of death (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death. The Option may be exercised by the executor or administrator of the Optionee's estate or, if none, by the person(s) entitled to exercise the Option under the Optionee's will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.


     (e) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares an Option previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

12.      NON-TRANSFERABILITY OF OPTIONS


         Unless determined otherwise by the Administrator and stated in the Option Agreement, an Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option transferable, such Option Agreement shall contain such additional terms and conditions, as the Administrator deems appropriate.


13.  ADJUSTMENTS UPON CHANGES IN  CAPITALIZATION,  DISSOLUTION,  MERGER OR ASSET
SALE


     (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Award, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or other Award, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." The Board, whose determination, shall make such adjustment in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award Option.


     (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option will terminate immediately prior to the consummation of such proposed action.

     (c) Change of Control. Subject to the provisions of Sections 13(a) or (b) above, and except as otherwise provided in the Plan or in the Option Agreement reflecting the applicable Participant's Award:

          (i) Upon the occurrence of, and prior to, a Change of Control of the Company, as defined in Section 13(d), the Administrator who was acting as such prior to the Change in Control, in its discretion, may provide that the Optionee shall fully vest in and have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable.

          (ii) Notwithstanding the provisions of Section 13(c)(i), an Optionee whose term as a Service Provider is Involuntarily Terminated (as defined in Section 13(d)) at any time within twelve (12) months of the effective date of a Change in Control, shall fully vest in and have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable.

          (iii)Notwithstanding the foregoing, (unless Optionee is party to a duly authorized written agreement with the Company providing otherwise) this Plan does not constitute a contract of employment or impose on the Company any obligation to retain the Optionee, or to change the Company's policies regarding termination of employment or other provision of services. The employment of Optionees who are Employees is and shall continue to be at-will, as defined under applicable law, and may be terminated at any time, with or without cause.


     (d)  Definitions of Certain Terms.


          (i) Change of Control. For purposes of the Plan, a "Change of Control" means the occurrence of any of the following:


               (A) When any "person," as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing twenty percent (20%) or more of the combined voting power of the Company's then outstanding securities;


               (B) A change in the composition of the Board occurring within a two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. "Incumbent Directors" shall mean directors who either (I) are directors of the Company as of the date hereof, or (II) are appointed elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such appointment election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company);

               (C) The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

               (D) A tender offer (for which a filing has been made with the SEC which purports to comply with the requirements of
                    Section 14(d) of the Exchange Act and the corresponding SEC rules) is made for the stock of the Company. In the case of a tender offer described in this paragraph (D), the Change of Control will be deemed to have occurred upon the first to occur of (1) any time during the offer when the person (using the definition in (A) above) making the offer owns or has accepted for payment stock of the Company with twenty-five percent (25%) or more of the total voting power of the Company's outstanding stock or (2) three business days before the offer is to terminate unless the offer is withdrawn first, if the person making the offer could own, by the terms of the offer plus any shares owned by this person, stock with fifty percent (50%) or more of the total voting power of the Company's outstanding stock when the offer terminates.


               (E) The consummation of the sale or disposition by the Company of all or substantially all the Company's assets.


          (ii) Cause. For purposes of this Plan, "Cause" shall mean (A) any act of personal dishonesty taken by the Participant in connection with his responsibilities as a service provider to the Company and intended to result in substantial personal enrichment of the

               Participant, (B) the Participant's conviction of a felony, or (C) a willful act by the Participant which constitutes gross misconduct  and  which  is  injurious  to  the  Company,  or  (D)
               continued substantial violations by the Optionee of the Participant's duties to the Company which are demonstrably willful and deliberate on the Participant's part after there has been delivered to the Participant a written demand for performance from the Company which specifically sets forth the factual basis for the Company's belief that the Participant has committed continued substantial violations of his or her duties.


          (iii)Involuntary Termination. For purposes of Section 13(c)(ii) of this Plan, "Involuntary Termination" shall mean any termination or cessation of Participant acting as a Service Provider by reason of the discharge, firing or other affirmative act or request by the Company or its successor-in-interest, other than an involuntary termination "for cause," as defined in this Plan. Involuntary Termination does not include retirement, resignation, or expiration of the elected or agreed-upon term of service of the Service Provider, nor does it include the assignment or transfer of Service Provider's employment from the Company to the Company's successor-in-interest, in the case of a merger or asset sale which otherwise constitutes a Change in Control.


     (e) Golden Parachute Excise Tax Vesting Acceleration Limitation. Notwithstanding any other provision of this Plan, in the event that the vesting acceleration provided for in this Plan or amounts or benefits otherwise payable to an Optionee (i) constitute "parachute payments" within the meaning of Section 280G of the Code, and (ii) but for this Section, would be subject to the excise tax imposed by
          Section 4999 of the Code (the "Excise Tax"), then the Optionee's accelerated vesting hereunder shall be either


          (i)  Made in full, or


          (ii) Made as to such lesser extent as would result in no portion of such acceleration, amounts or benefits being subject to the Excise Tax,


          whichever of the foregoing amounts, taking into account the applicable federal, state and local income taxes and the Excise Tax, results in the receipt by the Optionee on an after-tax basis, of the greatest amount of severance benefits, notwithstanding that all or some portion of such severance benefits may be taxable under Section 4999 of the Code. Unless the Company and the Optionee otherwise agree in writing, any determination required under this Section shall be made in writing in good faith by the accounting firm serving as the Company's independent public accountants immediately prior to the Change of Control (the "Accountants"). In the event of a reduction in benefits hereunder, the Optionee shall be given the choice of which benefits to reduce. For purposes of making the calculations required by this Section, the Accountants may make reasonable assumptions and approximations concerning applicable taxes and may rely on reasonable, good faith interpretations concerning the application of Sections 280G and 4999 of the Code. The Company and the Optionee shall furnish to the Accountants such information and documents as the Accountants may reasonably request in order to make a determination under this Section. The Company shall bear all costs the Accountants may reasonably incur in connection with any calculations contemplated by this Section.


14.      DATE OF GRANT


         The date of grant of an Award shall be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Participant within a reasonable time after the date of such grant.

15. AMENDMENTS AND TERMINATION OF THE PLAN


     (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.


     (b) Shareholder Approval. The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.


     (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.


16.      CONDITIONS UPON ISSUANCE OF SHARES


     (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance, not limited to but including tax regulations and SEC regulations such as insider trading restrictions.


     (b) Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.


17.      INABILITY TO OBTAIN AUTHORITY


         The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.


18.      RESERVATION OF SHARES


         The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.


19.      SHAREHOLDER APPROVAL


         The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under Applicable Laws.